UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 16, 2011
Alere Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On June 16, 2011, Alere Inc. (the “Company”) completed its previously announced consent solicitations with respect to its 9.000% Senior Subordinated Notes due 2016 (the “9.000% Notes”), 8.625% Senior Subordinated Notes due 2018 (the “8.625% Notes”) and 7.875% Senior Notes due 2016 (the “7.875% Notes” and, together with the 9.000% Notes and the 8.625% Notes, the “Notes”) in relation to (i) certain amendments and waivers under the respective indentures governing the Notes related to the setting of record dates for certain purposes (the “Record Date Amendments and Waivers”) and (ii) certain amendments and waivers under the respective indentures governing the Notes related to certain provisions thereof that limit the Company’s ability to make certain restricted payments (the “Restricted Payments Amendments and Waivers” and, together with the Record Date Amendments and Waivers, the “Amendments and Waivers”). Following the receipt of the requisite consents from the holders of the Notes, the Company entered into supplemental indentures effecting the Amendments and Waivers.
Among other matters, the Amendments and Waivers permit the Company to repurchase equity interests in the Company from time to time for aggregate cash consideration of up to $200.0 million. The permission created by the Amendments and Waivers is in addition to all other permissions and exceptions under the restricted payments and other restrictive covenants in the respective indentures, which permissions and exceptions remain in place, have not been reduced by the Amendments and Waivers, will continue to be calculated in the same manner and, where applicable, may increase in accordance with their terms. The Company paid aggregate consent fees of $27.1 million in connection with the Amendments and Waivers, including certain minimum payments made to maintain the fungibility of all of the Notes.
     With respect to the 9.000% Notes, the Company entered into a tenth supplemental indenture (relating to the Record Date Amendments and Waivers) and a twelfth supplemental indenture (relating to the Restricted Payments Amendments and Waivers), each by and among, the Company, the subsidiary guarantors party thereto, as guarantors, and U.S. Bank National Association, as trustee (“U.S. Bank”), supplementing the first supplemental indenture, pursuant to which the 9.000% Notes were issued, dated as of May 12, 2009, among the Company, the subsidiary guarantors party thereto and U.S. Bank.
     With respect to the 8.625% Notes, the Company entered into an eleventh supplemental indenture (relating to the Record Date Amendments and Waivers) and a thirteenth supplemental indenture (relating to the Restricted Payments Amendments and Waivers), each by and among the Company, the subsidiary guarantors party thereto, as guarantors, and U.S. Bank, as trustee, supplementing the ninth supplemental indenture, pursuant to which the 8.625% Notes were issued, dated as of September 21, 2010, among the Company, the subsidiary guarantors party thereto and U.S. Bank.
     With respect to the 7.875% Notes, the Company entered into a twelfth supplemental indenture (relating to the Record Date Amendments and Waivers) and a thirteenth supplemental indenture (relating to the Restricted Payments Amendments and Waivers), each by and among the Company, the subsidiary guarantors party thereto, as guarantors, and the Bank of New York Mellon Trust Company, N.A., as trustee (“Bank of New York”), supplementing the first supplemental indenture, pursuant to which the 7.875% Notes were issued, dated August 11, 2009, among the Company, the subsidiary guarantors party thereto and Bank of New York.
     The descriptions of the supplemental indentures contained herein are qualified in their entirety by reference to the text of each of the supplemental indentures, which are attached as Exhibits 4.1 through Exhibit 4.6 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     The consent solicitations described in Item 1.01 above expired at 5:00 p.m. New York City time, on June 16, 2011 (the “Consent Expiration”).
     With respect to the Record Date Amendments and Waivers, as of the Consent Expiration the Company had received the following consents:

	Total
Series of Note	Dollar Amount Consented	Percent Consented
9.000% Notes	$374,182,000	93.5%
8.625% Notes	$382,297,000	95.5%
7.875% Notes	$243,912,000	97.5%
     With respect to the Restricted Payments Amendments and Waivers, as of the Consent Expiration the Company had received the following consents:

	Total
Series of Note	Dollar Amount Consented	Percent Consented
9.000% Notes	$390,395,000	97.6%
8.625% Notes	$387,770,000	96.9%
7.875% Notes	$249,320,000	99.7%
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Tenth Supplemental Indenture (relating to the Record Date Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of May 12, 2009 pursuant to which the 9.000% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
4.2	Twelfth Supplemental Indenture (relating to the Restricted Payments Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of May 12, 2009 pursuant to which the 9.000% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.

Exhibit No.	Description

4.3	Eleventh Supplemental Indenture (relating to the Record Date Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of September 21, 2010 pursuant to which the 8.625% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
4.4	Thirteenth Supplemental Indenture (relating to the Restricted Payments Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of September 21, 2010 pursuant to which the 8.625% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
4.5	Twelfth Supplemental Indenture (relating to the Record Date Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of August 11, 2009 pursuant to which the 7.875% Notes were issued, among the Company, the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee.
4.6	Thirteenth Supplemental Indenture (relating to the Restricted Payments Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of August 11, 2009 pursuant to which the 7.875% Notes were issued, among the Company, the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.
BY:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

Dated: June 22, 2011

EXHIBIT INDEX

Exhibit No.	Description

4.1	Tenth Supplemental Indenture (relating to the Record Date Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of May 12, 2009 pursuant to which the 9.000% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
4.2	Twelfth Supplemental Indenture (relating to the Restricted Payments Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of May 12, 2009 pursuant to which the 9.000% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
4.3	Eleventh Supplemental Indenture (relating to the Record Date Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of September 21, 2010 pursuant to which the 8.625% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
4.4	Thirteenth Supplemental Indenture (relating to the Restricted Payments Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of September 21, 2010 pursuant to which the 8.625% Notes were issued, among the Company, the subsidiary guarantors party thereto and U.S. Bank National Association, as trustee.
4.5	Twelfth Supplemental Indenture (relating to the Record Date Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of August 11, 2009 pursuant to which the 7.875% Notes were issued, among the Company, the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee.
4.6	Thirteenth Supplemental Indenture (relating to the Restricted Payments Amendments and Waivers) dated as of June 16, 2011, amending and supplementing the indenture dated as of August 11, 2009 pursuant to which the 7.875% Notes were issued, among the Company, the subsidiary guarantors party thereto and the Bank of New York Mellon Trust Company, N.A., as trustee.